UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2016 (October 7, 2016)

ANCESTRY.COM LLC
(Exact name of registrant as specified in its charter)

Delaware	333-189129-16	37-1708583
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 W. Traverse Pkwy, Lehi, UT	84043
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (801) 705-7000
Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
On October 7, 2016, Ancestry.com LLC (the “Company”) announced that it expects  its total revenue, net income and Adjusted EBITDA for the three months ended September 30, 2016 will exceed the guidance that the Company issued on September 26, 2016.  The Company expects that total revenue and Adjusted EBITDA will both be approximately $1 million higher than the announced top end of the range of its previously announced guidance.  The Company also expects that its net income for the three months ended September 30, 2016 will also exceed the top end of the range of its previously announced guidance.

We are currently finalizing our financial closing procedures for the three months ended September 30, 2016 and therefore are not able to provide final results for such period. The preliminary financial data presented herein is based upon our estimates and currently available information, and is subject to revision as a result of, among other things, the completion of our financial closing procedures and the completion of our financial statements for such period. Our actual results may be materially different from our estimates. See “Forward-Looking Statements.”

The Company believes that Adjusted EBITDA is a useful measure of operating performance because it excludes items that the Company does not consider indicative of its core performance. Adjusted EBITDA is net income as adjusted for interest expense, net; other expense, net; income tax expense; non-cash charges including depreciation, amortization and stock-based compensation expense. However, Adjusted EBITDA should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP.

The information in this Item 2.02 shall be deemed “furnished,” not “filed,” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in the filing, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements
This Current Report on Form 8-K contains preliminary financial data for the three months ended September 30, 2016 (the “9/30 data”), which are based on our estimates and currently available information, and are subject to revision as a result of, among other things, the completion of our financial closing procedures and the completion of our financial statements for such period. Our actual results may be materially different from our preliminary financial data, which should not be regarded as a representation by us or our management as to our actual results for the three months ended September 30, 2016. You should not place undue reliance on such preliminary financial data. In addition, the 9/30 data is not necessarily indicative of our results for the full fiscal year or any future period. We do not intend to update or otherwise revise the 9/30 data to reflect future events and do not intend to disclose whether our actual results will vary from our preliminary financial data. The assumptions and estimates underlying the 9/30 data are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties.

This Current Report on Form 8-K contains forward-looking statements. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from those anticipated in these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “appears,” “will,” “may,” “designed,” “expect,” “intend,” “focus,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “should,” “would,” “could,” “continue,” “work,” “potentially,” “project,” “plan” or the negative of these terms or other comparable terminology. These statements include statements describing the Company’s future earnings, growth and financial and operating performance, and its opportunities and prospects for growth, including growth in revenues and Adjusted EBITDA and other non-GAAP measures. These forward-looking statements are based on information available to the Company as of the date of this Current Report on Form 8-K. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks and uncertainties include a variety of factors, some of which are beyond the Company’s control. In particular, such risks and uncertainties include statements about:

•	our future financial performance, including our revenues, cost of revenues and operating expenses, and our ability to sustain profitability and achieve long-term growth;

•	our ability to generate additional revenues on a cost-effective basis;

•	our ability to attract and retain customers;

•	the size of our total addressable market;

•	our high degree of leverage and our ability to service our debt;

•	our ability or our parent’s ability to take on additional debt;

•	risks related to the 11% senior notes due 2020 issued by Ancestry.com Inc. and to high-yield debt securities generally;

•	the potential impact of debt covenant restrictions on our flexibility in operating our business;

•	our ability to monetize and to create a meaningful mobile experience for our customers;

•	our ability to develop new services or technologies that will appeal to our customers and drive growth in our business;

•	our competitive position;

•	our pricing and subscription package mix;

•	our ability to protect users’ data and privacy concerns and to comply with privacy and security standards and laws, including data related to AncestryDNA and health services;

•	our ability to attract and retain highly qualified personnel;

•	our ability to acquire content and make it available online;

•	our continued investment in and expansion of our international operations, including our international expansion of AncestryDNA;

•	our ability to manage costs and control margins and trends;

•	the impact of current and potential legislation and regulatory changes on privacy, subscription renewal, DNA or other aspects of our business;

•	our liquidity and working capital requirements and the availability of cash and credit;

•	our ability to acquire and integrate new businesses; and

•	the impact of claims or litigation.
Information concerning additional factors that could cause events or results to differ materially from those projected in the forward-looking statements is contained under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended June 30, 2016 filed with the Securities and Exchange Commission, and in discussions in other of our Securities and Exchange Commission filings.

These forward-looking statements should not be relied upon as representing our views as of any subsequent date and we assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. The Company does not undertake and specifically declines any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or developments, changed circumstances or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCESTRY.COM LLC
(Registrant)

Date: October 7, 2016	By:	/s/ Carla Newell
Carla Newell
Chief Legal Officer